EXHIBIT 99.1

                              SETTLEMENT AGREEMENT

         The following are the terms of this Settlement Agreement (hereinafter, "the Agreement"), dated January 7, 2002, by and among Medical Device Alliance, Inc., LySonix Inc., Parallax Medical Inc., MDA Capital, Inc. and George Swarts, Receiver (on behalf of the foregoing entities) (all the foregoing entities and George Swarts hereinafter, collectively, "MDA"); Donald K. McGhan, Jim J. McGhan, International Integrated Industries, LLC, McGhan Management Corporation, McGhan Management, L.P., McMark, L.P., MDA Equity Performance, Global Asset Management, L.P., Executive Flite Management, Inc., SMM Charitable Unitrust, TLC Family L.P., Nikki Moseley-Pomeroy, Shirley M. McGhan, and Lon L. McGhan (hereinafter, collectively "the McGhan Parties"); Inamed Corporation and Inamed Medical Products Corporation (f/k/a/ McGhan Medical Corporation) (hereinafter, collectively, "Inamed"); and the plaintiffs (the "Shareholder Plaintiffs") in the matters captioned Ahr, et al. v. Medical Device Alliance, Inc. et al., and Andrikos et al., vs. Medical Device Alliance, Inc., et al., now consolidated into case No. A400852 in the Eighth Judicial District Court, Clark County,
Nevada (hereinafter, collectively, the "Consolidated Ahr Litigation") and Chieftain LLC, et al. v. Medical Device Alliance, Inc. et al., in Superior Court of the State of California, County of Los Angeles (Case No. BC 199819) ("the Chieftain Litigation"). The parties to this Agreement as listed in this paragraph are hereinafter and collectively referred to as the "Parties."

         WHEREAS, the day-to-day operations of MDA are currently run by George Swarts, the temporary receiver appointed by the Court upon motion by the Plaintiffs in the Consolidated Ahr Litigation and whose appointment has been upheld by the Nevada Supreme Court on direct appeal;

         WHEREAS, in the Consolidated Ahr Action and/or the Chieftain Litigation, some or all of the Parties have asserted claims against one or more of the other Parties. The factual bases for many of the claims asserted by the Receiver ("the Receiver Lawsuit") against the McGhan Parties and Inamed (collectively, "the Non-MDA Defendants") are similar to the factual bases for the Shareholder Plaintiffs' claims against the Non-MDA Defendants. Although the Receiver and Shareholder Plaintiffs agree that their claims are individual, direct claims, they believe that they would be satisfied from the same assets of the Non-MDA Defendants;

         WHEREAS, Inamed has asserted claims against, inter alia, Donald K. McGhan, and Donald K. McGhan has asserted counterclaims against Inamed, in the matter captioned Inamed Corporation v. Donald K. McGhan and Michael D. Farney, case number CV-S-99-00189-DWH, in the United States District Court for the District of Nevada (the "Federal Litigation");

         WHEREAS, MDA acknowledges that the Shareholder Plaintiffs invested Eight Million One Hundred Seventy Five Thousand Two Hundred Fifty Two and 00/100 Dollars ($8,175,252.00) in three private placements in MDA;



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         WHEREAS, the Receiver acknowledges that he owes fiduciary duties to all
MDA shareholders, MDA asserts that it has other debts, and MDA believes it is the beneficiary of the Receiver Lawsuit in which the Receiver seeks to recoup funds which the Receiver and the Shareholder Plaintiffs have alleged were wrongfully diverted from MDA by the Non-MDA Defendants to recover other losses;

         WHEREAS, MDA has a number of alleged debts, including a claim by the law firm of Weil, Gottschal & Manges, LLP (Weil, Gottschal) for approximately Four Million Dollars ($4,000,000.00) in attorney fees, and a claim by Mentor Corporation for a judgment of approximately Six Million Dollars ($6,000,000.00);

         WHEREAS, the Receiver and his attorneys also have claims for fees that they allege are due and owing for services provided to MDA;

         WHEREAS, MDA's subsidiary Parallax Medical, Inc. ("Parallax") is still operational;

         WHEREAS, for the purposes of this Agreement, the Shareholder Plaintiffs and MDA agree that Parallax's value is Twenty Five Million Dollars ($25,000,000.00) and that MDA's debts (not including those due and owing to the Shareholder Plaintiffs as a result of this Agreement) are approximately Twelve Million Dollars ($12,000,000.00);

         WHEREAS, MDA has acknowledged that, if the Shareholder Plaintiffs are successful in their respective lawsuits against MDA, due to the amount of their initial investment, statutory interest, potential trebling of damages, punitive damages, and attorney's fees, MDA's potential exposure to the Shareholder Plaintiffs' claims is well over Thirty Million Dollars ($30,000,000.00);

         WHEREAS, the current MDA Board of Directors consists of three members, Donald K. McGhan, Joseph J. Territo, M.D., and Gerald W. Yankie (hereinafter, the "MDA Board");

         WHEREAS, International Integrated Industries, LLC, is the beneficial owner of 200,000 shares of Inamed common stock, 150,000 of which are pledged as security for the lease for the 18th floor at 3800 Howard Hughes Parkway in Las Vegas, Nevada (hereinafter, "the 150,000 Shares") and 50,000 of which are held by Gerald Gornish, Esq., on behalf of the Pennsylvania Insurance Commissioner (the "50,000 Shares");

         WHEREAS, MDA is the owner of a warrant for 260,000 shares of Inamed stock (hereinafter, "the 260,000 Warrant Shares");

         WHEREAS, Inamed contends that the 150,000 Shares, the 50,000 Shares, the 260,000 Warrant Shares and another 660,000 shares of Inamed common stock owned by MDA and presently in the possession of Wedbush Morgan Securities (hereinafter, collectively, "the Subject Securities"), among others, are subject to a certain non-Rule 144 restrictive legend arising out of a July 8, 1998 agreement by and among Donald K. McGhan (on behalf of himself and his affiliates) and Inamed (hereinafter, "the July 8, 1998 Agreement");

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

         WHEREAS,   McMark  LP  is  the  owner  of  certain  real   property  in
Carpinteria, California, previously occupied by Lysonix, Inc., and in which MDA has certain lease interests (the "Carpinteria Facility");

         WHEREAS,  MDA has received invoices from some of the McGhan Parties for
charges  or  services,   some  of  which  the  McGhan  Parties   contend  remain
outstanding;

         WHEREAS, prior to the appointment of the Receiver, MDA entered into a contract with Marc Sperberg for consulting services, and Mr. Sperberg seeks payment under that contract;

         WHEREAS, the McGhan Parties or some of the McGhan Parties own MDA common stock;

         WHEREAS, on December 6, 2001, Judge Saitta issued an Order in the Consolidated Ahr Litigation sanctioning Donald K. McGhan in the amount of $104,612.72;

         WHEREAS, MDA has entered into separate settlement agreements with the McGhan Parties, Inamed and the Shareholder Plaintiffs, each of which has been found by the Eighth Judicial District Court to have been made in good faith pursuant to NRS 17.245 and each of which provides that its terms will be incorporated into this Agreement; and

         WHEREAS, the Parties, without conceding liability, have concluded that it serves their respective interests to avoid the expenditure of additional time, effort and resources in litigating these disputes, and they now wish to fully, finally, and forever settle and compromise various claims each has or may have against the other as fully described herein, and to release, discharge, and terminate all claims, demands, controversies, suits, causes of action, damages, rights, warranties, liabilities and obligations between them relating to the subject matters described herein, and each has concluded, with advice of independent counsel and in light of the risks and uncertainties of litigation that the resolution of their respective claims as set forth herein is fair, reasonable, and adequate and that this Agreement confers substantial benefits upon each.

         NOW THEREFORE, in consideration of the promises and the covenants and agreements contained herein and all of the terms and conditions set forth herein, the Parties have entered into this Agreement on the following terms:

A.   Agreements Between MDA and the McGhan Parties.
     ---------------------------------------------

1.   Transfer  of Interest in 150,000  Shares to MDA. On January 31,  2002,  the
     -----------------------------------------------
     McGhan Parties will take and complete any and all actions necessary to transfer to MDA any and all of the McGhan Parties' interest in the 150,000 Shares of Inamed stock;

2.   McGhan  Surrender of Interest in Warrant  Shares.  On January 31, 2002, the
     ------------------------------------------------
     McGhan Parties will relinquish and surrender to MDA any interest they had, have or may have in the future, in the warrant for, or the shares underlying the warrant for, the 260,000 Warrant Shares;

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

3.   McGhan  Cooperation in Removal of Inamed  Legend.  On January 31, 2002, the
     ------------------------------------------------
     McGhan Parties will provide any and all documentation required by law or otherwise to remove the legend related to the July 8, 1998 Agreement from the Subject Securities.

4.   McGhan  Cooperation  Regarding  Wedbush.  MDA acknowledges  that it will be
     ---------------------------------------
     responsible for recovering its Inamed stock from Wedbush Morgan Securities. MDA and the McGhan Parties agree to cooperate in those efforts. Nothing in this agreement shall, nor is it intended to, impede, impair or compromise any of the Parties' rights, claims or actions against Wedbush Morgan Securities. The McGhan Parties further agree to cooperate in MDA's efforts to continue the litigation against and/or secure a settlement from Wedbush Morgan Securities.

5.   McGhan  Forgives  Any MDA Debt.  The McGhan  Parties will forgive any claim
     ------------------------------
     they had, presently have, or may have in the future, against MDA for unpaid rent, taxes, or any other charges to MDA or its subsidiaries by any McGhan or McGhan related entity, including but not limited to, any charges, fees or costs relating to or arising out of MDA's lease and use of the commercial building located in Carpinteria, California, or for aircraft or related charges by Executive Flight Management, aircraft related, or for consulting or other charges by McGhan Management, or any employment or consulting agreement by and between MDA or its subsidiaries and any McGhan. In order to facilitate settlement of this matter, and for the express purposes of this settlement, the Receiver acknowledges the existence of a contract by and between Marc Sperberg and MDA prior to the appointment of the Receiver, and MDA acknowledges that it will pay Marc Sperberg all legitimate charges related to that contract as a creditor, as soon as is practicable, and in the normal course.

6.   MDA Relinquishes Any Interest in Carpinteria Facility.  MDA will relinquish
     -----------------------------------------------------
     and release to McGhan any and all right, title or interest in the Carpinteria Facility.

7.   McGhan to Relinquish MDA Stock. A separate and independent agreement by and
     ------------------------------
     between the Receiver, on behalf of MDA, and the Plaintiff Shareholders, dated December 13, 2001, provides for the Shareholder Plaintiffs' redemption of MDA stock. On the first business day following the expiration of the redemption period prescribed by that December 13, 2001 Agreement, the McGhan Parties will relinquish and return to the MDA treasury 1.5 shares of McGhan's MDA shareholdings for each and every share redeemed by the Shareholder Plaintiffs in conjunction with the December 13, 2001 Agreement. MDA shall retire all shares redeemed/returned pursuant to this paragraph. Any shares that are redeemed by the Plaintiff Shareholders will not be entitled to the right to vote at the shareholders meeting described infra.



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

8.   Voting Restriction on McGhan Shareholdings.  Any of the McGhan Parties' MDA
     ------------------------------------------
     shares not returned to the MDA Treasury by operation of Paragraph 7 above will have certain voting restrictions as described herein:

     a. The McGhan Parties shall only be entitled to vote their shares with respect to a shareholder vote for either: 1) a proposed merger of MDA with another company; or 2) the sale of substantially all the assets of MDA.

     b. With respect to any other vote, the McGhan Parties will provide an irrevocable proxy for a term of seven (7) years, authorizing the McGhan Parties' shares to be voted in accordance with the majority vote of non-McGhan Party owned shares.

     c. This restriction shall only apply to the shares the McGhan Parties own at the time of this Court's good faith settlement determination, and not to shares which the McGhan Parties may acquire after the Court's approval of the settlement agreement.

     d. In the event that MDA becomes a Publicly Held Company or merges with a Publicly Held Company, the voting restrictions of this paragraph shall be automatically lifted and the otherwise irrevocable proxy will be deemed revoked. For purposes of this agreement, "Publicly Held Company" refers to any company listed on the following exchanges:
          AMEX, NASDAQ or NYSE.

9.   No McGhan  Officers or  Directors.  The McGhan  Parties  agree that neither
     ---------------------------------
     Donald K. McGhan, Shirley McGhan, Nikki Moseley, Lonnie L. McGhan, Jimmy J. McGhan, nor any other member of the McGhan family will serve as an officer or director of MDA at any time after the execution of this agreement, unless and until MDA becomes a Publicly Held Company or merges with a Publicly Held Company as defined above.

10.  MDA to Forgive Sanction against McGhan.  As part of the  consideration  for
     --------------------------------------
     the return of McGhan MDA stock to the Treasury as set forth in Paragraph [7] above, MDA will not seek enforcement of the Court's December 6, 2001, Order sanctioning Donald K. McGhan in the amount of $104,612.72, and MDA will consider said sanction paid in full.

11.  Shareholders'  Meeting.  Within sixty (60) days following the  satisfaction
     ----------------------
     and completion of all terms of this settlement, the settlement by and between MDA and Inamed, and the settlement by and between MDA and the Plaintiff Shareholders, or as soon thereafter as practicable, the Receiver shall send out a Notice of Shareholders' Meeting and Proxy Solicitation so that a shareholders' meeting may be conducted to nominate and elect a new Board of Directors for MDA. During this Shareholders' Meeting, the MDA Board, with the assistance of the Receiver, shall take nominations of directors from the floor. After the nominations are closed, proxies timely received will be voted by the Receiver and the MDA Board consistent with


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

     the majority vote of the shareholders actually and physically present at the meeting. McGhan MDA stock will be voted at this Shareholders' Meeting consistent with the terms of Paragraph [8] above. The Receiver will secure MDA's audited financial statements as soon as possible and complete all necessary SEC filings in advance of the Shareholders' Meeting.

12.  Return of Management Duties to the MDA Board of Directors.  Within ten (10)
     ---------------------------------------------------------
     days after completion of the Shareholders' Meeting and the election of a new MDA Board of Directors, the Receiver shall advise the Court of the status of the election, and the Shareholder Plaintiffs shall immediately seek a Court Order voluntarily terminating the receivership and thereby returning control of MDA to its newly elected Board of Directors. Notwithstanding the foregoing, the Receiver shall continue to run the operations of MDA and shall maintain authority to ensure that MDA complies with all terms and conditions of MDA's December 13, 2001, settlement with the Plaintiff Shareholders.

13. Only MDA and the McGhan Parties have any rights or obligations under any of the provisions contained this Section A, the terms of such provisions being independent of, and not contingent upon the performance of, any other provision of this Agreement.

B.   Agreements Between MDA and Inamed.
     ---------------------------------

1.   Indemnification  of Inamed Against McGhan  Parties'  Claims.  MDA agrees to
     -----------------------------------------------------------
     indemnify Inamed, and its current and former officers and directors, from and against all claims made or brought by Donald K. McGhan, or any family member or McGhan controlled entity (the "McGhan Entities"), arising out of, or related to, Consolidated Ahr Litigation and the Chieftain Litigation, or which arises out of the entering into of this agreement. MDA also agrees to defend Inamed in any action brought by McGhan Entities referred to in this paragraph unless such action is brought in the courts of the states of California or New York. If the McGhan Entities bring any action as contemplated by this term in the states of either New York or California, MDA will have no obligation to defend such action or actions. The indemnity provisions of this term will still apply in such case however.

2.   Indemnification  of Inamed Against  Non-Settling MDA Shareholders'  Claims.
     ---------------------------------------------------------------------------
     MDA agrees to indemnify Inamed, and its current and former officers and directors, from and against all claims made by or brought by any non-settling MDA shareholder. For purposes of this paragraph, such MDA shareholder must be or have been a shareholder of record on or before December 21, 2001.

3.   Cash  Payment;  Delegending.  No later than January 7, 2002,  the following
     ---------------------------
     will occur simultaneously:

     a. MDA and Inamed will exchange fully executed originals of this Agreement and execute a stipulation of dismissal with prejudice of all claims by all settling parties;

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

     b.   Inamed will pay to MDA $2,500,000 by certified funds; and

     c. Inamed will provide any and all documentation required by law or otherwise to remove the legend related to the so called July 8, 1998 Agreement from 660,000 shares of Inamed stock (which stock is represented by two certificates in the amount of 330,000 each, which were issued pursuant to the July 8, 1998 Agreement, and are currently in possession of Wedbush Morgan Securities), and the shares underlying the warrant for 260,000 shares of Inamed stock issued pursuant to the July 8, 1998 Agreement.

4.   Rule 144  Inapplicable.  Inamed  acknowledges that the Rule 144 restriction
     ----------------------
     does not apply to the 660,000 shares of stock referenced in the immediately preceding subparagraph 3(c), as Inamed has previously registered said shares of stock.

5.   Delegending  of 150,000  Shares.  Inamed agrees that by January 31, 2002 it
     -------------------------------
     will provide any and all documentation required by law or otherwise to remove the legend related to the July 8, 1998 Agreement from the 150,000 Shares. Nothing in this Agreement shall affect Inamed's rights with respect to such shares under paragraph 3 of the July 8, 1998 Agreement, which paragraph remains in full force and effect.

6.   Stock Held by Wedbush.  The Receiver  will be  responsible  for  recovering
     ---------------------
     MDA's Inamed stock from Wedbush Securities.

7.   Indemnification  of Inamed  Against  Shareholder  Plaintiffs'  Claims.  MDA
     ---------------------------------------------------------------------
     agrees to indemnify Inamed, and its current and former officers and directors, from and against all claims made or brought by the Shareholder Plaintiffs, arising out of, or related to, the Consolidated Ahr Litigation and the Chieftain Litigation, or to secure said Shareholder Plaintiffs' agreement to be bound by this settlement, and release and dismiss, with prejudice, all of their respective claims against Inamed, and its current and former officers and directors.

8.   Sale of Inamed Stock by MDA. MDA agrees that it will not sell more than ten
     ---------------------------
     thousand (10,000) shares per day of its total Inamed holdings, with a cap of one hundred thousand shares (100,000) per month so as to minimize any adverse effect on the market for Inamed stock. Provided however, MDA can also sell, at MDA's expense, some or all of MDA's Inamed stock in a private sale in such a manner that it does not adversely effect the market for Inamed stock, as reasonably determined by Inamed, and/or sell some or all of MDA's Inamed stock, at MDA's expense, in a "secondary" offering in cooperation with Inamed, using an Underwriter selected by MDA, and reasonably acceptable to Inamed. In the event that MDA decides to sell its Inamed stock in a secondary offering, then Inamed agrees to cooperate in such sale. MDA agrees not to sell, transfer or assign the warrant for 260,000 shares, but nothing in this paragraph prohibits MDA from selling, transferring or hypothecating Inamed stock in accordance with the other terms and conditions of this paragraph.

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9.   Claims Against Non-settling parties.  Nothing in this agreement is intended
     -----------------------------------
     to impede, impair or compromise any of the MDA's or Inamed's right, claims or actions against non-settling parties.

10. Only MDA and Inamed have any rights or obligations under any of the provisions contained this Section B, the terms of such provisions being independent of, and not contingent upon the performance of, any other provision of this Agreement.

C.   Agreements Between MDA and Shareholder Plaintiffs.
     -------------------------------------------------

1. The Shareholder Plaintiffs and the amount of each Plaintiffs' investment are listed individually in Exhibit A attached hereto.

2. MDA will pay the following sums:

     a. On the Closing Date (as defined below) MDA will reimburse to each of the Shareholder Plaintiffs the entire amount of their initial investment in MDA in exchange for relinquishment of each Shareholder Plaintiffs shares in MDA to MDA as treasury stock. In lieu of receiving such cash payment, each Shareholder Plaintiff shall have the option at the Closing Date to reaffirm his interest in MDA and remain a shareholder.

     b. In addition to the above amounts, MDA on the Closing Date will pay the Shareholder Plaintiffs' attorneys a total sum of Four Million Dollars ($4,000,000.00) to compensate the Shareholder Plaintiffs' attorneys for their efforts in securing and defending appointment of the receivership and prosecution of the Lawsuit. Such payment will be made to and in care of Mark A. James, Ltd. On behalf of all attorneys who participated on behalf of the Shareholder Plaintiffs.

3. Upon final execution of this Agreement and approval by the Court, the Shareholder Plaintiffs agree to enter the stipulation attached hereto as Exhibit B, to stay prosecution of all their claims against MDA, except for their claim for appointment of a receiver. Upon the Closing Date or payment of all amounts provide for under this Agreement (whichever occurs later), the Shareholder Plaintiffs agree to dismiss with prejudice all their claims against MDA, except for their claim for appointment of a receiver.

4. Furthermore in order to allow MDA the opportunity to recoup MDA's assets from the Non-MDA Defendants and prevent the Shareholder Plaintiffs and MDA from competing for the same assets, the Shareholder Plaintiffs and MDA agree to immediately jointly seek dismissal of the Shareholder Plaintiff claims against the Non-MDA Defendants in the Lawsuit. Although the Parties do not anticipate such awards, MDA shall indemnify and hold the Shareholder Plaintiffs harmless from awards for costs by any Non-MDA Defendants with respect to such dismissal.

5.   MDA  shall  make  the  payments   required  under  this  Agreement  to  the
     Shareholder Plaintiffs and their attorneys, in cash or cash equivalents.

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

6.   The payments under the preceding paragraph shall be made at the earlier of:
     (1) thirty (30) days after a finding by the Court that the Inamed Settlement is a good faith settlement; (2) thirty (30) days after entry of final judgment in the Lawsuit; or (3) thirty (30) days after entry of a final, dispositive settlement date of all claims in the Receiver Lawsuit (the "Closing Date"). The Closing date may be extended in the event that MDA has less than Fifty Million Dollars ($50,000,000) in gross assets, including the Twenty Five Million Dollar ($25,000,000) value allocated for Parallax, but in no event shall the Closing Date be extended for longer than six (6) months. In the event of an extension of the Closing Date as provided hereunder, MDA shall make monthly payments (prorated to the Ahr and Andrikos Plaintiffs and their attorneys) with all assets above Thirty Seven Million Dollars ($37,000,000.00) in gross assets. That Thirty Seven Million Dollar ($37,000,000.00) threshold for payment shall be reduced by the amount the Weil Gottschal or Mentor debts are compromised or paid by third parties.

7. Neither MDA nor the Receiver shall be liable for any delay in the Closing Date attributable to 1) the failure or refusal of Inamed to perform it's obligations in a timely manner under the Inamed Settlement, or 2) failure of Wedbush Morgan Securities to release its alleged security interest in MDA's Inamed stock.

8. Other parties to the Lawsuit (the "Intervenors") have filed a complaint in intervention and counterclaims against the Shareholder Plaintiffs for the alleged wrongful appointment of a receiver. The Shareholder Plaintiffs will continue to defend the claims of the Intervenors.

9. MDA, the Receiver, and the Shareholder Plaintiffs agree that this Agreement is fair, reasonable, and adequate to all concerned and confers substantial benefits upon MDA and its shareholders and is in the best interests of MDA and its shareholders.

10. This Agreement is subject to the approval of each of the Shareholder Plaintiffs. If for any reason any reason any of the Shareholder Plaintiffs will not execute the Agreement or cannot be located, those who do sign will be bound by its terms, while those who do not sign may continue to pursue their individual actions against MDA and the Non-MDA Defendants.

11. Only MDA and the Shareholder Plaintiffs have any rights or obligations under any of the provisions contained this Section C, the terms of such provisions being independent of, and not contingent upon the performance of, any other provision of this Agreement.

D.   Releases; Representation and Covenant Not to Sue; Waiver.
     --------------------------------------------------------

1.   Releases by All Parties:  Each of the Parties and its  affiliates,  agents,
     -----------------------
     partners, associates, representatives, and attorneys, both past and present, and all persons acting by, through, under or in concert with any of them, hereby forever mutually release and discharge each other Party and each of their respective past and present partners, officers, directors, employees, agents, representatives, attorneys, accountants, advisors, consultants, shareholders, subsidiaries, divisions, related entities, affiliated and parent entities and corporations, and each of their respective insurers, predecessors, successors and assigns and all persons acting by, through, under or in concert with any of them, of and from any and all claims, demands, debts, actions, causes of actions, complaints, suits, costs, charges, liabilities, rights, commitments, judgments, attorneys' fees, obligations, damages and liability of any kind whatsoever, whether known or unknown, concealed, hidden, suspected or unsuspected, direct or indirect, fixed or contingent, asserted or unasserted, liquidated or unliquidated, in tort, contract, or any other legal theory, statutory or otherwise, from the beginning of the world to and including the date of this Agreement (collectively, "Claims") that they ever alleged, could have alleged, had or may now have, arising out of, or in any way related to, the facts and circumstances surrounding and/or alleged at any time in the Consolidated Ahr Litigation, the Chieftain Litigation, or the Federal Litigation upon or by reason of any cause or thing whatsoever, except as specifically reserved or preserved in this Agreement and except for future claims under this Agreement.

     The Parties hereby mutually acknowledge, represent and warrant that the releases given herein are not contingent upon any other provision of this Agreement, and supersede any and all prior understandings, agreements, representations, promises or inducements, whether oral or written, not set forth or referred to or reserved or preserved in this Agreement, that no understanding, agreement, representation, warranty, promise or inducement has been made concerning the subject matter of such releases other than as set forth in this Agreement, and that each enters into this Agreement and gives this release without any reliance upon any understanding, agreement, representation, warranty, promise or inducement not set forth or referred to in this Agreement. Each of the Parties also represents and warrants that it has not sold, assigned, pledged or transferred, agreed to sell, assign, transfer or pledge, or otherwise encumbered any rights in respect of Claims released hereunder to any other person or entity.

     No later than January 31, 2002, the Parties shall prepare and file voluntary dismissals with prejudice of all claims, counterclaims and cross-claims, as applicable, asserted by and between the Parties in the following cases: 1) the Consolidated Ahr Litigation; 2) the Chieftain Litigation; and 3) the Federal Litigation.

     Nothing in this agreement is intended to impede, impair or compromise any of the settling Parties' rights, claims or actions against non-settling parties.

2.   Representation  and Covenant Not to Sue. Each of the Parties represents and
     ---------------------------------------
     warrants that it will not, and each of the Parties covenants not to, file, commence, join in, appeal, or in any manner further prosecute, or seek relief through, any lawsuit, arbitration, action, claim, cross-claim, counterclaim, third party claim, or any other type of claim, in any jurisdiction whatsoever, arising out of, based upon, or relating to any Claims released under this Agreement, against any of the Parties, or any of the facts giving rise to those Claims, or in any manner assert against any of the Parties any of the Claims.

3.   California Civil Code Section 1542;  Waiver.  If and to the extent it is or
     -------------------------------------------
     may be  deemed  applicable  to one or more  of the  released  claims,  with respect to the releases set forth in this Agreement, the Parties acknowledge that they are familiar with the provisions of Section 1542 of the California Civil Code as set forth below and expressly waive, give up and relinquish any rights or benefits they have or may have under Section 1542, as well as under any other state or federal statute or common law or principle of similar effect. California Civil Code Section 1542 states:

     A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

     The foregoing waiver of the provisions of Section 1542 of the California Civil Code was bargained for and the Parties expressly agree that the releases contained herein will be given full force and effect in accordance with each and all of the express terms and provisions relating to unknown and unsuspected claims, demands, and causes of action, if any. The Parties acknowledge that they may have sustained damages, expenses and losses which are presently unknown in nature and/or in amount, and that such damages, expenses, and losses, if any, might give rise to additional claims for damages, expenses, and losses in the future, which are not now anticipated by them. The Parties nevertheless acknowledge that this Agreement has been negotiated and agreed upon in light of this realization and, being fully aware of the situation, hereby expressly waive all rights that they may have under California Civil Code Section 1542 as well as under any other state or federal statute or common law or principle of similar effect.

E.   Miscellaneous Provisions.
     ------------------------

1.   Headings.  All headings in this Agreement are inserted for convenience only
     --------
     and shall in no way affect the meaning of any term in the Agreement.

2.   Binding Effect. This Agreement (including, without limitation, the releases
     --------------
     set forth hereunder) shall inure to the benefit of only those Parties who execute and deliver this Agreement, their respective heirs, successors and assigns, and shall be binding on any Party executing and delivering this Agreement, notwithstanding the failure, if any, of any other Party to execute and deliver this Agreement. Any Party who does not execute and deliver this Agreement shall not benefit from any of the terms of this Agreement (including, without limitation, the releases set forth hereunder).

3.   Costs and Expenses. Except as specifically provided for herein, each of the
     ------------------
     parties to this Agreement shall bear its own costs arising out of and/or relating to the Consolidated Ahr Litigation, the Chieftain Litigation, the Federal Litigation and any other action related thereto.

4.   Attorneys' Fees. If any Party shall hereafter  commence,  join in, assist a
     ---------------
     third party in filing or commencing, or in any manner seek relief through, any suit, action or other proceeding against any other Party arising out of, based upon, or relating to, the subject matter of any of the Claims released by such Party under this Agreement or any of the facts giving rise to those Claims, or in any manner assert or cause to be asserted against any Party a cause of action which is based on the subject matter of those Claims, and this Agreement is held to control the outcome of all or part of such suit, action or proceeding, any Party so sued which prevails in asserting that this Agreement controls, will be entitled to recover from the suing Party its reasonable attorneys' fees, court costs and all other expenses in upholding the validity and applicability of this Agreement.

5.   Authority to Contract.  The Parties hereby mutually acknowledge,  represent
     ---------------------
     and warrant that the persons executing this document on their behalf are vested with complete and legal authority to execute agreements, and specifically, the instant Agreement on their behalf. Donald K. McGhan further acknowledges, represents and warrants that he has the legal authority to bind International Integrated Industries, LLC, McGhan Management Corporation, McGhan Management, L.P., McMark, L.P., MDA Equity Performance, Global Asset Management, L.P., Executive Flite Management, Inc., SMM Charitable Unitrust, and TLC Family L.P. to the terms of instant Agreement.

6.   Continuing  Jurisdiction.  Upon  the full and  complete  execution  of this
     ------------------------
     Agreement, the Honorable Judge Nancy Saitta of the Eighth Judicial District Court of the State of Nevada shall retain jurisdiction in the event of any dispute concerning the making, terms, performance or breach of this Agreement. The prevailing party in any such dispute shall be entitled to its reasonable attorneys fees and costs.

7.   Entire  Agreement;  Modifications.  This Agreement  constitutes  the entire
     ---------------------------------
     agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, expectations and discussions of or between the parties, whether oral or written, and there are no representations or other agreements between the parties respecting the subject matter hereof; provided, however, that notwithstanding anything to the contrary in this Agreement, the provisions of paragraphs 3 and 5 of the July 8, 1998 Agreement remain in full force and effect. No amendment, modification, or cancellation of any term or condition of this Agreement will be effective unless executed in writing by the Parties against whom any such amendment, modification, or cancellation is sought to be enforced.

8.   Waiver.  Waiver of any term or  condition  of this  Agreement  by any Party
     ------
     hereto will only be effective if in writing and will not be construed as a waiver of any subsequent breach or failure of the same term or condition, or as a waiver of any other term or condition of this Agreement

9.   Advice of  Counsel.  The  Parties  agree that this  Agreement  was  jointly
     ------------------
     prepared and reviewed by their own respective counsel. In executing this Agreement, the parties have relied solely upon their own judgment, belief and knowledge and have sought the advice and recommendation of their own independently selected counsel concerning the nature, extent and duration of their rights and claims relating thereto, the rights affected by this Agreement, the form and content of this Agreement, and the advisability of entering into and executing this Agreement. No party has been unduly influenced to any extent whatsoever by any other party. The Parties have read this Agreement carefully. The contents thereof are known and understood by the parties, and the same are freely and voluntarily signed. No amendment, modification, waiver or termination of this Agreement shall be binding unless set forth in a writing expressly stating that such amendment, modification, waiver, or termination is intended and signed by the parties to be bound thereby.

10.  Construction;   Drafting;  No  Prejudice.  Should  any  provision  of  this
     ----------------------------------------
     Agreement require judicial interpretation, it is agreed that the court, in interpreting or considering such provision, shall not apply any presumption that the terms hereof shall be more strictly construed against the Party who itself or through its agent prepared the same, it being agreed that all Parties hereto have participated in the drafting of this Agreement and that legal counsel was consulted by each Party in connection with the drafting, finalization and execution of this Agreement.

11.  No Admission.  This Agreement and any  proceedings  taken hereunder are not
     ------------
     and will not in any way be construed as or deemed to be evidence of or any admission or concession of wrongdoing, fault, error or liability on the part of any Party, their counsel, or any of them, which liability is expressly denied and disclaimed by each of the Parties hereto.

12.  Governing Law. This Agreement  shall be interpreted and construed under the
     -------------
     laws of the State of Nevada.

13.  Counterparts.  This Agreement may be executed in two or more  counterparts,
     ------------
     which together shall constitute one and the same instrument. Facsimile transmitted signature pages shall be binding and enforceable as though they contained original signatures.

/s/ George Swarts
-----------------------------
MEDICAL DEVICE ALLIANCE, INC.
By GEORGE SWARTS, its Receiver

/s/ George Swarts
-----------------------------
LYSONIX, INC.
By GEORGE SWARTS, its Receiver

/s/ George Swarts
-----------------------------
PARALLAX MEDICAL, INC.
By GEORGE SWARTS, its Receiver

/s/ George Swarts
-----------------------------
MDA CAPITAL, INC.
By GEORGE SWARTS, its Receiver

/s/ Donald K. McGhan
-----------------------------
DONALD K. McGHAN, individually, and on behalf of International Integrated Industries, LLC, McGhan Management Corporation, McGhan Management, L.P., McMark, L.P., MDA Equity Performance, Global Asset Management, L.P., Executive Flite Management, Inc., SMM Charitable Unitrust, and TLC Family L.P.

/s/ Shirley McGhan
-----------------------------
SHIRLEY McGHAN

/s/ Nikki Moseley-Pomeroy
-----------------------------
NIKKI MOSELEY - POMEROY

/s/ Lon L. McGhan
-----------------------------
LON L. McGHAN

/s/ Jim J. McGhan
-----------------------------
JIM J. McGHAN


/s/Richard Babbit
-----------------------------
INAMED CORPORATION and
INAMED MEDICAL PRODUCTS CORPORATION (f/k/a/ McGhan Medical Corporation )

The AHR Plaintiffs

/s/ Robert Ahr                             /s/ Lester C. Aroh
-----------------------------              -----------------------------
Robert Ahr                                 Lester C. Aroh


/s/ Antoinette Ahr                         /s/ Kenneth S. Asch
-----------------------------              -----------------------------
Antoinette Ahr                             Kenneth S. Asch


/s/ Richard Albin                          /s/ Julian Beale
-----------------------------              -----------------------------
Richard Albin                              Julian Beale


/s/ Donna Albin                            /s/ Richard A. Berti
-----------------------------              -----------------------------
Donna Albin                                Richard a. berti

                                           /s/ Margarite A. Berti
Nicholas Alexander Revocable               -----------------------------
Trust Dated 11/8/1995

By:  /s/ Nicholas Alexander                The R. W. Binkley Family Trust
-----------------------------
Nicholas Alexander, Trustee
                                           By:  /s/ Frederick Binkley
Alpert & Associates Inc.                   -----------------------------
Retirement Plan                            Frederick Binkley, Trustee

By:  /s/ Glen Alpert
-----------------------------              /s/ Michael H. Boggs
Glen Alpert, Trustee                       -----------------------------
                                           Michael H. Boggs
/s/ Gregory S. Anderson
-----------------------------
Gregory S. Anderson                        /s/ Donald F. Bordon
                                           -----------------------------
The Antin & Haas Pension & Profit          Donald F. Borden
Sharing plan

By:  /s/ Norman Antin
-----------------------------
Norman Antin, Trustee

/s/ Jeffrey C. Brenner                     /s/ Robert Clark
-----------------------------              -----------------------------
Jeffrey C. Brenner                         Robert Clark


/s/ Belle Bronfeld                         /s/ Warren L. Clark
-----------------------------              -----------------------------
Belle Bronfeld                             Warren L. Clark


/s/ Larry Brungardt                        /s/ Harold Cohen
-----------------------------              -----------------------------
Larry Brungardt                            Harold Cohen


/s/ Karen Brungardt                        /s/ William M. Conley
-----------------------------              -----------------------------
Karen Brungardt                            William M. Conley


/s/ Wm. Coleman Bryan                      /s/ Ted Cooper
-----------------------------              -----------------------------
Wm. Coleman Bryan                          Ted Cooper


Cabrillo Cardiology Medical General        /s/ Sean Coughlin
Partnership Inc. Pension & Profit          -----------------------------
Sharing Trust.                             Sean Coughlin

By:/s/Richard Rothsbhild
-----------------------------              /s/ Kanaan H. Dandachi
Richard Rothschild, Trustee                -----------------------------
                                           Kanaan H. Dandachi


Chelsea Associates, Inc.                   /s/ Thomas R. Deakman
By:  Omega Capital Management,             -----------------------------
Its Appointed Trustee                      Thomas R. Deakman

By:  /s/H. William Rutherford, III.
-----------------------------              /s/ William J. Downey, Jr.
H. William Rutherford, III                 -----------------------------
Its:  President                            William J. Downey, Jr.


                                           /s/ Steven Dresner
                                           -----------------------------
                                           Steven Dresner

                                           /s/ Lawrence Dumain
                                           -----------------------------
                                           Lawrence Dumain

/s/ Deanna Dumain
-----------------------------
Deanna  Dumain                             /s/ Edward I. Galfsky
                                           -----------------------------
                                           Edward I Galfsky
/s/ James J. Fayette
-----------------------------
James J. Fayette                           /s/ John Charles Gasser
                                           -----------------------------
/s/ Paul E. Roche                          John Charles Gasser
-----------------------------
Paul E. Roche
                                           /s/ Robert Gault
                                           -----------------------------
/s/ Mark Ferguson                          Robert Gault
-----------------------------
Mark Ferguson
                                           /s/ Thelma Gault
The Mary Anne Flynn Living Trust           -----------------------------
dated 3/15/95                              Thelma Gault

By:  /s/Mary Anne Flynn
-----------------------------              /s/ Darrel Glahn
Mary Anne Flynn, Trustee                   -----------------------------
                                           Darrel Glahn

/s/ Stephen Frost
-----------------------------              /s/ Blythe Glahn
Stephen T. Frost                           -----------------------------
                                           Blythe Glahn

/s/ Suzanne L. Frost
-----------------------------              Leventhal Paget LLC
Suzanne L. Frost
                                           By:  /s/ Jeffrey Leventhal
                                           -----------------------------
                                           Jeffrey Leventhal
                                           Its:  Member

                                           /s/ R. Karl Lichty
                                           -----------------------------
                                           R. Karl Lichty


                                           /s/ Lauren T. Lichty
                                           -----------------------------
                                           Lauren L. Lichty


                                           /s/ James C. Lynch
                                           -----------------------------
                                           James C. Lynch

/s/ Leonard Makowaka                       /s/ Kay Nix
-----------------------------              -----------------------------
Leonard Makowka                            Kay Nix


/s/ Edward Marandola, Jr.                  /s/ Linda W. Pate
-----------------------------              -----------------------------
Edward Marandola, Jr.                      Linda W. Pate


/s/ Filizi B. Mathis                       /s/ Robert Pekelnicky
-----------------------------              -----------------------------
Filizi B. Mathis                           Robert Pekelnicky

                                           /s/ Emily Pekelnicky
/s/ Frank M. Mathis                        -----------------------------
-----------------------------              Emily Pekelnicky
Frank M. Mathis
                                           /s/ Jon Peters
/s/ Robert Mccurdy, III                    -----------------------------
-----------------------------              Jon Peters
Robert Mccurdy, III
                                           /s/ Alice A. Poshkus
                                           -----------------------------
/s/ James R. Mills                         Alice A. Poshkus
-----------------------------
James R. Mills                             /s/ Nicholas P. Poshkus
                                           -----------------------------
                                           Nicholas P. Poshkus
/s/ Edward L. Mills
-----------------------------              /s/ Regina A. Poshkus
Edward L. Mills                            -----------------------------
                                           Regina A. Poshkus

/s/ Ilene Sara Pasternack                  /s/ David B. Radden
-----------------------------              -----------------------------
Ilene Sara Pasternack                      David B. Radden

                                           /s/ Richard Rossi
/s/ Michael G. Moeller                     -----------------------------
-----------------------------              Richard Rossi
Michael G. Moeller
                                           /s/ James M. Scholeman
                                           -----------------------------
/s/ Albert Molinaro                        James M. Schloeman
-----------------------------
Albert Molinaro                            /s/ David A. Schulz
                                           -----------------------------
                                           David A. Schulz
/s/ Steve Natale
-----------------------------
Steve Natale

/s/ Jeff Seavey                            /s/ Robert E. Walker
-----------------------------              -----------------------------
Jeff Seavey                                Robert E. Walker

/s/ Morris Silver                          /s/ David H. Wilson
-----------------------------              -----------------------------
Morris Silver                              David H. Wilson

/s/ Hollis R. Smith                        L. Rolls (Nominees) Ltd.
-----------------------------
Hollis R. Smith                            By:  /s/ L. Rolls
                                           -----------------------------
                                           L. Rolls
/s/ Lembitu Sorra                          Its:  Chairman
-----------------------------
Lembitu Sorra                              /s/ William Larrabee
                                           -----------------------------
Arthur Steinberg IRA                       William Larrabee

By:  /s/ Arthur Steinberg
-----------------------------              /s/ Bonnie M. Larrabee
Arthur Steinberg, Its Trustee              -----------------------------
                                           Bonnie M. Larrabee

/s/ Carl F. Steinfeld
-----------------------------              /s/ Mark Leggio
Carl F. Steinfeld                          -----------------------------
                                           Mark Leggio

/s/ Ken Stokes                             /s/ Michael P. Grossman
-----------------------------              -----------------------------
Ken Stokes                                 Michael P. Grossman

                                           /s/ Brian Halina
/s/ Thomas Sulzbach                        -----------------------------
-----------------------------              Brian Halina
Thomas Sulzbach


/s/ Euna M. Sulzbach
-----------------------------
Euna M. Sulzbach


/s/ Thomas Sulzbach
-----------------------------
Thomas Sulzbach


/s/ Kurt G. Toppel
-----------------------------
Kurt G. Toppel

The Kathleen Hellmers Trust                /s/ Sy Himelstein
Dated 6/22/98                              -----------------------------
                                           Sy Himelstein
By:  /s/ Kathleen Hellmers
-----------------------------
Kathleen Helmers, Trustee                  Inner Sources, Inc.

/s/ Kenneth Hersch
-----------------------------              By:  /s/B.J. Yrka
Kenneth Hersch                             -----------------------------
                                           Its:  President


/s/ Daniel J. Hilliard
-----------------------------              /s/ Mike Ismael
Daniel J. Hilliard                         -----------------------------
                                           Mike Ismael

Wallace J. Hilliard Flint Trust
Dated 6/19/98                              /s/ Herb J. Johnson
                                           -----------------------------
By: /s/ Daniel J. Hilliard                 Herb J. Johnson
-----------------------------
Daniel J. Hilliard, Trustee
                                           /s/ Brenda J. Johnson
                                           -----------------------------
                                           Brenda J. Johnson
Hilliard Limited Partnership

By:  /s/Daniel J. Hilliard                 /s/ Gabriel Kaplan
-----------------------------              -----------------------------
Daniel J. Hilliard                         Gabriel Kaplan
Its: General Partner

The Andrikos Plaintiffs


/s/ Demetrios I. Andrikos
-----------------------------
Demetrios I. Andrikos

/s/ John Michael Downey
-----------------------------
John Michael Downey

/s/ Gene G. Hendrickson
-----------------------------
Gene G. Hendrickson


/s/ John K. Ketchum
-----------------------------
John K. Ketchum


/s/ Charlotte Sarah Levay Collins
-----------------------------
Charlotte Sarah Levay Collins


/s/ Rachael Alexandria Levay Kriger
-----------------------------
Rachael Alexandria Levay Kriger


Peter Lawrence 1992 Trust

/s/ Peter J. Lawrence
-----------------------------
Peter J. Lawrence, Trustee


Leyburn Limited


By:  /s/William Hogg
-----------------------------
Its:  Director


L.T.A.J. Corp.

By:  /s/ Judy J. Meetz
-----------------------------
Judy J. Meetz
Its:  President

Pan American Trust Company

By:  /s/ G. Dobbs
-----------------------------
Its:  Managing Director


Lincoln Trust Co. FBO Dr. Jorge Perez

By:  /s/ Jorge Perez
-----------------------------
Jorge Perez
Its:  Trustee

/s/ Mary Ellen Zondorak Perez
-----------------------------
Mary Ellen Zondorak-Perez


/s/ James C. Rogers
-----------------------------
James C. Rogers


/s/ Margaret Gallagher
-----------------------------
Margaret Gallagher (fka Margaret G. Rogers)

/s/ Randall H. Rudderman
-----------------------------
Randall H. Rudderman

/s/ Patrick Kevin Sullivan
-----------------------------
Patrick Kevin Sullivan


/s/ Aldo Verrelli
-----------------------------
Aldo Verrelli


/s/ Melissa Verrelli
-----------------------------
Melissa Verrelli


/s/ Rachael Waddel
-----------------------------
Rachael Waddell

/s/ Francis P. Waddell
-----------------------------
Francis P. Waddell


The Chieftain Plaintiffs

Chieftain LLC

By:  /s/ Robert A. Diminico
-----------------------------
Its:  Managing Member

By:  /s/ Scott L. Mathis
-----------------------------
Its:  Partner in Chieftain Investment in MDA

/s/ Leonard Makowka
-----------------------------
Leonard Makowka

                        ADDENDUM TO SETTLEMENT AGREEMENT


         The undersigned, on behalf of their respective clients, acknowledge that Paragraph D(1) of the Settlement Agreement provides:

          No later than January 31, 2002, the Parties shall prepare and file voluntary dismissals with prejudice of all claims, counterclaims and cross-claims, as applicable, asserted by and between the Parties in the following cases: 1) the Consolidated Ahr Litigation; 2) the Chieftain Litigation; and 3) the Federal Litigation.

         However, the undersigned, on behalf of their respective clients, hereby stipulate and agree to extend the January 31, 2002, deadline for filing the Stipulation to Dismiss Action and to Set Hearing for Confirmation of Dismissal Stipulation in the Chieftain action ("Stipulation"), to 5 p.m. on February 6, 2002. This agreement shall operate as an amendment to the Settlement Agreement and affects only the deadline for filing the Stipulation.

Dated this 31st day of January, 2002


/s/ Jennifer C. Popick                     /s/ Pat Byrne
-----------------------------              ------------------------------
Jennifer C. Popick                         Pat Byrne
Counsel for the Receiver                   Counsel for Donald K. McGhan,
                                           Jim J. McGhan, International
                                           Integrated Industried, LLC, McGhan
/s/ Thomas F. Kummer                       Management Corporation, McGhan
------------------------------             Management, L.P., McMark, L.P., MDA
Thomas F. Kummer                           Equity Performance, Global Asset
Counsel for Inamed Corporation and         Management, L.P., Executive Flite
McGhan Medical Corporation                 Management, Inc., SMM Charitable
                                           Unitrust, TLC Family, L.P., Nikki
                                           Moseley- Pomeroy, Shirley M. McGhan,
                                           and Lon. L. McGhan
/s/ Mark James
------------------------------
Mark James
Counsel for the Plaintiff Shareholders